COHEN & STEERS REALTY FOCUS FUND, INC.

Class A, Class B and Class C Shares

Supplement dated March 30, 2007

to the Prospectus dated May 1, 2006

Effective as of the close of business on April 30, 2007 (the “Effective Date”), Cohen & Steers Realty Focus Fund, Inc. (the “Fund”) will no longer offer Class B shares, except in connection with reinvestment of dividends and distributions and permitted exchanges of Class B shares.

Existing holders of the Fund’s Class B shares as of the Effective Date may continue to hold their Class B shares, reinvest dividends and distributions into Class B shares of the Fund and exchange their Class B shares for Class B shares of other Cohen & Steers funds (as permitted by current exchange privilege rules). As of the Effective Date, no new or subsequent investments, including investments made through automatic investment plans, will be allowed in Class B shares of the Fund, except as noted above. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends and distributions, all Class B share attributes, including associated CDSC (“Contingent Deferred Sales Charge”) schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect.